Other operating income	3 Months Ended
Apr. 30, 2019
Analysis of income and expense [abstract]
Other operating income
Other operating income

	Three months ended April 30, 2019	Three months ended April 30, 2018
Analysis of other operating income by category	£000s	£000s
Income recognized in respect of BARDA	4,619	3,283
Grant income	247	103
Research and development credit	5	65
Other income	—	4
	4,871	3,455

BARDA
In September 2017, the Group was awarded a funding contract with the Biomedical Advanced Research and Development Authority ('BARDA'), an agency of the US government's Department of Health and Human Services' Office of the Assistant Secretary for Preparedness and Response, worth up to $62 million. The BARDA contract provides for a cost-sharing arrangement under which BARDA would fund a specified portion of estimated costs for specified activities related to the continued clinical and regulatory development of ridinilazole for the treatment of C. difficile infection ('CDI'). Under the terms of the contract, the Group was initially eligible to receive $32 million from BARDA to fund, in part, obtaining regulatory approval for and commencing enrollment and dosing into the Group's two planned Phase 3 clinical trials of ridinilazole. In August 2018, the Group was awarded an additional $12 million upon exercise by BARDA of the first option work segment under the contract, which brought the total committed BARDA funding to $44 million. In addition, the Group is eligible for additional funding under the contract pursuant to two further independent option work segments, which may be exercised by BARDA in its sole discretion upon the achievement of certain development and other milestones for ridinilazole. If BARDA exercises its remaining option work segments in full the total funding under the contract would increase up to $62 million. During the three months ended April 30, 2019, the Group recognized funding income from BARDA of £4.6 million for the CDI program (three months ended April 30, 2018: £3.3 million).

CARB-X

Grant income includes income from the Group's funding arrangement for the Group's antibiotic pipeline research and development activities. In July 2018, the Group was granted a sub-award of up to $4.5 million from the Trustees of Boston University under the Combating Antibiotic Resistant Bacteria Biopharmaceutical Accelerator program, or CARB-X. Under the CARB-X award, the Group received an initial $2.0 million in funding from CARB-X in July 2018 that, in part, helped fund the selection of a preclinical candidate from the Group's lead gonorrhea series of clinical candidates. The remaining $2.5 million is split into two option segments, which may be exercised by CARB-X upon the achievement of certain development milestones. If exercised in full, this funding could support the development of the selected gonorrhea candidate through the end of a Phase 1 clinical trial. During the three months ended April 30, 2019, the Group recognized grant income from CARB-X of £0.2 million (three months ended April 30, 2018: £nil).